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                                   EXHIBIT 32

                               CAREADVANTAGE, INC
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to, and for purposes only of, 18 U.S.C. (S) 1350, I, Dennis J. Mouras, Chief Executive Officer and acting principal financial officer of CareAdvantage, Inc. (the "Company"), hereby certify that (i) the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2004                          Dennis J. Mouras
                                             ----------------------------
                                             Dennis J. Mouras, Chief
                                             Executive Officer and acting
                                             Principal Financial Officer

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